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                                                                   EXHIBIT 10.12
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                                                               EXECUTION COPY
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                                  SENIOR NOTE

       This Note has not been registered under the Securities Act of 1933, as amended, and neither this Note nor any interest herein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder. The transfer of this Note is subject to the restrictions set forth in Article 11 of that certain Note and Warrant Purchase Agreement dated as of November 17, 1993, by and between CORNUCOPIA NATURAL FOODS, INC. (the "Company") and TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP (as the same may hereafter be amended and/or supplemented, the "Note Purchase Agreement"), copies of which are available for inspection at the office of the Company, and this Note may be transferred only in compliance with the terms and conditions of Article 11 of the Note Purchase Agreement.

       The indebtedness represented by this security is, to the extent provided in the Note Purchase Agreement, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Note Purchase Agreement). Each holder hereof by accepting this security, agrees to and shall be bound by the provisions of the Note Purchase Agreement and authorizes the Company to take such action as may be necessary or appropriate to effectuate the subordination so provided.

                         CORNUCOPIA NATURAL FOODS, INC.
                                  Senior Note
                              Due October 31, 1998

No. 1                                                         November 17, 1993
$6,500,000.00

     CORNUCOPIA NATURAL FOODS, INC., a Rhode Island corporation (the "Company"), for value received, hereby promises to pay to TRIUMPH-CONNECTICUT LIMITED PARTNERSHIP (the "Purchaser," and together with each subsequent holder from time to time of this Note being hereinafter called the "Holder"), or order, the principal amount of SIX MILLION FIVE HUNDRED

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THOUSAND AND NO /100 U.S. DOLLARS ($6,500,000.00), together with all interest accrued thereon from and including November 17, 1993 through and including October 31, 1998 (the "Maturity Date"). Interest shall accrue on the unpaid principal balance of this Note from time to time outstanding until paid in full (computed on the basis of a 360-day year of twelve 30-day months), at the rate of eight percent (8%) per annum from and including November 17, 1993 through and including October 31, 1994; nine percent (9%) per annum from and including November 1, 1994 through and including October 31, 1995; ten percent (10%) per annum from and including November 1, 1995 through and including October 31, 1996; eleven percent (11%) per annum from and including November 1, 1996 through and including October 31, 1997; and twelve percent (12%) per annum from and including November 1, 1997 through and including the Maturity Date, as set forth in that certain Note and Warrant Purchase Agreement, dated as of November 17, 1993 (as the same may hereafter be amended and/or supplemented, the "Note Purchase Agreement"), by and between the Company and the Purchaser. Interest shall be payable quarterly in arrears on each January 1, April 1, July 1, and October 1, of each year commencing on January 1, 1994.

     All terms used in this Note which are defined in the Note Purchase Agreement shall have the meanings assigned to them in the Note Purchase Agreement.

     Payments of principal of and interest on this Note shall be made in lawful money of the United States of America by (a) fedwire transfer of immediately available funds by 1:00 p.m., New York City local time, on the due date thereof at Bank of Boston Connecticut, 100 Pearl Street, Hartford, Connecticut 06103 for the account of the Purchaser account number 804-75993, ABA number 011-100805, Notify Karen Hile, Director of Institutional Banking upon receipt, or
(b) bank check in immediately available funds delivered to the offices of the Purchaser no later than 1:00 p.m., New York City local time, provided that such
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payments shall be made by fedwire transfer of immediately available funds or bank check in immediately available funds at such other place in the United States of America as the Holder hereof shall designate in writing to the Company from time to time.

     This Note is one of the Company's duly authorized Senior Notes issued in an aggregate original principal amount of $6,500,000 pursuant to and subject to the provisions of the Note Purchase Agreement, and is entitled to the benefit of the Note Purchase Agreement and the Guaranty. Neither this reference to the Note Purchase Agreement nor any provision thereof shall affect or impair the obligations of the Company to pay the principal of and interest on this Note as provided herein, which obligations are absolute, unconditional and not subject to defense, set-off or counterclaim.

     This Note is subject to prepayment at the option of the Company and mandatory repayment upon the terms and conditions and in the manner set forth in

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the Note Purchase Agreement.

     Should the Indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Note Purchase Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal and interest due and payable hereon, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     If an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, this Note may be declared due and payable in the amount, in the manner and with the effect provided in the Note Purchase Agreement.

     As provided in the Note Purchase Agreement, and subject to certain limitations set forth therein, the transfer of this Note is registerable upon the surrender of this Note for registration of transfer at the office of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder hereof or his, her or its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $500,000 and any integral multiple of $100,000 in excess thereof. As provided in the Note Purchase Agreement and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, nor any such agent shall be affected by notice to the contrary.

     This Note shall be governed by and construed, applied and enforced in accordance with the laws of the State of Connecticut, including without limitation the Uniform Commercial Code, except that no doctrine of choice of law shall be used to apply any law other than that of the State of Connecticut, and no defense, counterclaim or right of set-off given or allowed by the laws of any other state or jurisdiction, or arising out of the enactment, modification or repeal of any law,

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regulation, ordinance or decree of any foreign jurisdiction, shall be interposed in any action hereon.

     THE COMPANY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, THE NOTE PURCHASE AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF. THIS WAIVER IS INFORMED AND FREELY MADE.

     NEITHER THE HOLDERS NOR THE COMPANY NOR ANY AGENT OR ATTORNEY OF ANY OF THEM SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS NOTE OR THE NOTE PURCHASE AGREEMENT OR THE ACTION OR INACTION OF THE COMPANY UNDER ANY ONE OR MORE HEREOF OR THEREOF.

     THE COMPANY HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDERS OR THEIR SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

     This Note shall be binding upon the successors and assigns of the Company and is executed on the date first above written.

                                               CORNUCOPIA NATURAL FOODS, INC.


                                               By:     /s/ Norman A. Cloutier
                                               ---------------------------------
                                                       Norman A. Cloutier
                                               Its:  President

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